UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report July 26, 2005

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive	(Zip Code)
Offices)

(805) 239-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

Lawrence P. Ward, President and Chief Executive Officer of Heritage Oaks Bancorp (the “Company”) will be attending the Keefe Bruyette & Woods Annual Community Bank Investor Conference in New York, NY on July 27, 2005. He will be giving a presentation reviewing the Company’s financial performance for the second quarter of 2005 and the Company’s strategic focus. A copy of the presentation is attached as Exhibit 99.1 to this report.

ITEM 9.01(c) Exhibits

99.1 Presentation for Keefe Bruyette & Woods Investor Conference July 27, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2005

Heritage Oaks Bancorp

By:	/s/ Lawrence Ward
Lawrence Ward
President and Chief Executive Officer

By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Presentation for Investor Conference on July 27, 2005.